Rule 497(e)

File Nos. 333-14449

and 811-07599

Supplement

dated May 25, 2006

to

Prospectus and Statement of Additional Information

dated November 30, 2005

for

Domini Institutional Social Equity Fund

The Board of Trustees has approved changes to the investment objective and strategy of the Domini Institutional Social Equity Fund (the Fund).

Subject to the shareholder approvals described below, beginning November 30, 2006 the Fund will seek to provide its shareholders with long-term total return through an active investment strategy. This means that the Fund will no longer seek to match the performance of the Domini 400 Social IndexSM (the Index). Instead, the Fund will invest primarily in stocks of U.S. companies that meet a comprehensive set of social and environmental standards as applied by Domini Social Investments LLC (Domini). Subject to Domini’s social and environmental standards, Wellington Management Company, LLP (Wellington Management), as the Fund’s new submanager, will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction.

Because of the increased expenses that Domini will need to pay in connection with an active investment strategy, Domini has determined that it is necessary to increase the management fee it charges the Domini Social Equity Trust. At a meeting held on April 28, 2006, the Board of Trustees approved a new management agreement with Domini that increases the management fees payable to Domini. Because the Fund invests substantially all of its assets in the Domini Social Equity Trust, a portion of the proposed fee increase will be borne by the Fund and its shareholders. If the new management agreement and the submanagement agreement with Wellington Management are approved, however, Domini will contractually agree to cap expenses for the Fund so that the total expense ratio of the Fund will not exceed 0.65% at least until November 30, 2007. The contractual fee waiver will be subject to annual renewal.

The new management agreement with Domini and the submanagement agreement with Wellington Management are subject to approval by shareholders of the Fund and the other investors in the Domini Social Equity Trust. Eligible Fund shareholders will receive a proxy statement and other materials relating to the proposals and will be entitled to vote for or against the proposals by proxy or in person at a shareholder meeting on August 15, 2006. If the new management agreement and the submanagement agreement with Wellington Management are approved, they will go into effect on November 30, 2006.

You will be eligible to vote on these matters if you held shares of the Fund on June 1, 2006. If you purchase shares of the Fund after June 1, 2006 you will not be entitled to vote. However, your investment in the Fund will be subject to the outcome of the votes taken on the proposals. For more information about the proposals, please call 1-800-582-6757.